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UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 5, 2005

CAPITAL RESERVE CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-50339	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Ninth Avenue SE Calgary, Alberta Canada T2G 0T7
(Address of principal executive offices)	(Zip Code)

403-693-8000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 - Changes in Registrants' Certifying Accountant

(a)(1)Dismissal of Accountant

On July 5, 2005, Miller & McCollom (“Miller & McCollom”), the principal accountant previously engaged to audit the financial statements of Capital Reserve Canada Limited (the “Company”), was dismissed as our independent registered chartered accountants of the Company. Miller & McCollom audited the Company's consolidated financial statements for the Company’s two most recent fiscal years ended December 31, 2003.

The report of Miller & McCollom, accompanying the audit for our two most recent fiscal years ended December 31, 2003 and 2002 was not qualified or qualified as to audit scope or accounting principles. However, such report did contain a modification with regards to substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2003 and 2002, and during the subsequent interim period up through July 5, 2005, there were no disagreements between the Company and Miller & McCollom on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

During our two most recent fiscal years ended December 31, 2003 and 2002, and during the subsequent interim period up through July 5, 2005, there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B").

The Company provided Miller & McCollom with a copy of the above disclosures on July 6, 2005, and requested that Miller & McCollom furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter was not provided to the Company prior to the filing this Form 8-K. Upon receipt of a copy of such letter, the Company will file an amendment to this Form 8-K and attach the copy as an Exhibit.

(a)(2) Engagement of New Accountant

On July 5, 2005, the Company appointed Schwartz Levitsky Feldman LLP, located in Quebec, Canada, as independent principal accountants to audit the Company’s financial statements.

During its two most recent fiscal years ended December 31, 2003 and 2002, the Company did not consult with Schwartz Levitsky Feldman LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Schwartz Levitsky Feldman LLP with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:       July 11, 2005

CAPITAL RESERVE CANADA LIMTIED

By: __/s/ W. SCOTT LAWLER_____________________

Name:

W. Scott Lawler

Title:

Director